SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest

event reported): September 12, 2014

DISCOVERY ENERGY CORP. f/k/a “Santos Resource Corp.”
(Exact name of registrant as specified in its Charter)

Nevada	000-53520	98-0507846
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Riverway Drive, Suite 1700 Houston, Texas 77056 713-840-6495
(Address and telephone number of principal executive offices, including zip code)

________________________
(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective September 26, 2013, Discovery Energy Corp. (the “Company”) and Liberty Petroleum Corporation ("Liberty") amended two promissory notes that the Company had executed in favor of Liberty with an aggregate original principal amount of $650,000 in connection with the formal grant of Petroleum Exploration License (PEL) 512 in the State of South Australia (the “License”). These promissory notes were executed in consideration of Liberty’s agreement to allow the Company to be issued the License instead of Liberty. Effective September 26, 2013, these promissory notes were consolidated into a new single promissory note (the “Consolidation Note”), which represents the amended terms, provisions and conditions regarding the amounts owed by the Company to Liberty. The material terms, provisions and conditions of the Consolidation Note (as previously amended) are as follows:

*	The original principal of the Consolidation Note is $542,294.00.

*	The Consolidation Note bears interest at a floating rate equal to the one-month term LIBOR rate, plus an additional 3%.

*	The principal amount of and accrued interest on the Consolidation Note (as amended) was due and payable in a single balloon payment on or before September 12, 2014 (the “Initial Due Date”); provided, however, that if the Company made prepayments in the aggregate amount of $250,000 prior to the Initial Due Date, then the due date for the remainder of the principal amount of and accrued interest on the Consolidation Note would have been extended until October 31, 2014.

*	The Consolidation Note is unsecured.

Effective September 12, 2014, the Company and Liberty amended the Consolidation Note so that the Initial Due Date will be November 12, 2014, and provided that if the Company makes prepayments in the aggregate amount of $250,000 prior to the new Initial Due Date of November 12, 2014, then the due date for the remainder of the principal amount of and accrued interest on the Consolidation Note would be extended until December 31, 2014. A copy of the amendment to the Consolidation Note is being filed as Exhibit 10.1 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Report is also incorporated by reference into this Item 2.03 of this Report to the extent necessary.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit

Number	Exhibit Title

10.1	Sixth Amendment to Consolidated Promissory Note dated September 12, 2014 by and between the Company and Liberty

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Energy Corp.,
f/k/a “Santos Resource Corp.”
(Registrant)

Date: September 15, 2014	By: /s/ Keith J. McKenzie
Keith J. McKenzie,
Chief Executive Officer

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